UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2016

SILVERSTAR RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140299	98-0425627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 NW 1st Court, Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (561)-943-5970

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 7, 2016, Silverstar Resources, Inc. (the "Company") entered into a membership purchase agreement (the "Agreement") with Florida based Creative Waste Solutions, LLC ("Creative Waste"). Pursuant to the agreement, Silverstar Resources acquired 100% of the membership interests of Creative Waste in exchange for $25,000.

Prior to the date of the Agreement, the Company had no interaction, other than the negotiation of the Agreement, with Creative Waste.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Document Description

10.1	Membership Purchase Agreement, by and between SILVERSTAR RESOURCES, Inc. and Creative Waste Solutions, LLC, dated April 7, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSTAR RESOURCES, INC.

Date: April 13, 2016	By:	/s/ Jared Robinson
Jared Robinson
President and Director

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EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Membership Purchase Agreement, by and between SILVERSTAR RESOURCES, Inc. and Creative Waste Solutions, LLC, dated April 7, 2016

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